Exhibit 10(k)

NINTH AMENDMENT TO COMMERCIAL CONTRACT - IMPROVED PROPERTY

This NINTH AMENDMENT TO COMMERCIAL CONTRACT - IMPROVED PROPERTY (this “Amendment”) is made as of July 23, 2003 by and between Colinas Crossing, L.P. (“Seller”) and Haggar Clothing Co. (“Buyer”).

R E C I T A L S:

A.                                   Seller and Buyer entered into that certain Commercial Contract - Improved Property dated May 9, 2003, as amended by that certain First Amendment to Commercial Contract - Improved Property dated June 3, 2003, by that certain Second Amendment to Commercial Contract - Improved Property dated July 8, 2003, by that certain Third Amendment to Commercial Contract - Improved Property dated July 9, 2003, by that certain Fourth Amendment to Commercial Contract - Improved Property dated July 10, 2003, by that certain Fifth Amendment to Commercial Contract - Improved Property dated July 15, 2003, by that certain Sixth Amendment to Commercial Contract - Improved Property dated July 17, 2003, by that certain Seventh Amendment to Commercial Contract - Improved Property dated July 18, 2003 and by that certain Eighth Amendment to Commercial Contract - Improved Property dated July 21, 2003(as amended, the “Contract”), pertaining to certain property commonly referred to as Two Colinas Crossing (the “Property”).

B.                                     Seller and Buyer have agreed to modify certain provisions of the Contract.

NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

1.                                       Capitalized terms not otherwise defined herein shall have the meaning assigned such terms in the Contract.

2.                                       Section 9.A of the Contract is hereby amended to provide that the closing of the sale will be on Friday, July 25, 2003.

3.                                       Except as expressly amended hereby, the Contract remains unmodified and in full force and effect.

4.                                       This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document.  All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

[Signature pages follow]

SIGNATURE PAGE FOR COLINAS CROSSING, LP TO
NINTH AMENDMENT TO COMMERCIAL CONTRACT - IMPROVED PROPERTY

COLINAS CROSSING, LP, a Delaware limited partnership

		By:	PW Fairview, Inc., a Delaware Corporation its General Partner

Date:	July 24, 2003		By:	/s/ F. Michael Nugent
F. Michael Nugent, Vice President

SIGNATURE PAGE FOR HAGGAR CLOTHING CO. TO
NINTH AMENDMENT TO COMMERCIAL CONTRACT - IMPROVED PROPERTY

HAGGAR CLOTHING CO.

By:	/s/ David Tehle
	Name:	David Tehle
	Title:	Chief Financial Officer, Executive Vice President and Secretary